SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities and Exchange Act


                              December 28, 2005
                              -----------------
                               Date of Report
                     (Date of earliest event reported)

                          VALLEY HIGH MINING COMPANY
                          -----------------------
            (Exact Name of Registrant as Specified in its Charter)

         Nevada                  000-51232                 68-0582275
         --------                ---------                 ----------
     (State or other       (Commission File No.)     (IRS Employer I.D. No.)
      Jurisdiction)

                     3098 South Highland Drive, Suite 323
                       Salt Lake City, Utah  84106-6001
                       --------------------------------
                   (Address of Principal Executive Offices)

                                (801) 467-2779
                                --------------
                         Registrant's Telephone Number

                                       N/A
        (Former Name or Former Address if changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review
------------------------------------------------

      On October 5, 2005, in a comment letter we received from the Commission to our second amended registration statement on Form 10-SB/A-2, we were advised of a discrepancy in our financial statements. We immediately informed our independent auditor. After discussion with our independent auditor, we determined that this discrepancy was the result of certain stock issuances that occurred between 1980 and 1985 that had been valued incorrectly. Accordingly, our financial statements were restated to correct the valuations of these common stock issuances in our third amended registration statement on Form 10-SB/A-3 filed on Edgar on November 25, 2005. The effect of the restatement is an increase in additional paid in capital and an increase in retained deficit. We also restated our financial statements for our second quarter ended June 30, 2005 in an amended Form 10-QSB/A filed on Edgar on December 5, 2005. Our previous financial statements that existed prior to the filing of these two specific filings should no longer be relied upon. The financial statements contained in our Form 10-QSB for our third quarter ended September 30, 2005, also filed on December 5, 2005, accurately reflects this corrected or amended restatement.


Item 9.01  Financial Statements and Exhibits.
---------------------------------------------

         (a) Financial statements of businesses acquired.

             None.

         (b) Pro forma financial information.

             None.

         (c) Exhibits.

           None.

                                 SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        VALLEY HIGH MINING COMPANY



Date: 12/28/05                          /s/John Michael Coombs
      --------                          ------------------------
                                        John Michael Coombs, President